Annuities






               ING GoldenSelect

               Deferred Variable Annuity Customer
               Data Form for the States of:


               Alabama                               Missouri
               Alaska                                Nebraska
               Arizona                               Nevada
               Arkansas                              New Jersey
               California                            New Mexico
               Colorado                              Ohio
               Delaware                              Oklahoma
               District of Columbia                  Oregon
               Florida                               Pennsylvania
               Georgia                               Rhode Island
               Hawaii                                South Carolina
               Idaho                                 South Dakota
               Indiana                               Tennessee
               Iowa                                  Texas
               Kansas                                Utah
               Kentucky                              Vermont
               Louisiana                             Virginia
               Maine                                 Washington
               Michigan                              West Virginia
               Minnesota                             Wisconsin
               Mississippi                           Wyoming




ING GOLDENSELECT(r) ANNUITIES


                                                        ING (Lion Logo)

Issued by Golden American Life Insurance Company
Distributed by Directed Services, Inc., member NASD.


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GOOD ORDER CHECKLIST
--------------------------------------------------------------------------------

PAGE 1
_ The Name, Trust Date (if applicable), Address, Date of Birth, Social Security
  Number/Tax Identification Number is provided for each individual/entity named.

PAGE 2
_ The  Primary or  Contingent  status for each named  Beneficiary  is entered in section 3.
_ Each Beneficiary is named individually. If there are any trust designations, the trust name and the trust date is included.
_ Designated Beneficiary percentages are clearly entered and total 100% for all
 Primary Beneficiaries and 100% for all Contingent Beneficiaries.
_ If a separate sheet containing additional Beneficiary information is needed, that sheet must be signed and dated by the owner.

PAGE 3
_ If a transfer is required, the approximate transfer amount is entered in section 4. If there are multiple transfers, each approximate transfer amount is entered separately.
_ The initial premium meets the selected product's minimum requirements.
_ Select one product, death benefit and optional living benefit rider.
_ Enhanced Death Benefits or Earnings Multiplier cannot be selected with Joint Owners.
_ If Telephone Reallocation Authorization is selected, the owner has initialed where requested to authorize the agent. The name and social security number for each additional person is entered in section 6.

PAGE 4
_ The tax type for new annuity (ie: Non-Qualified, IRA, Simple IRA, TSA) is indicated in section 7, and any applicable conversion/establishment dates provided.
_ If a replacement is involved, the appropriate transfer and state replacement forms are completed and submitted with this form.

PAGE 5
_ All allocations (fixed and variable) total 100% of the initial investment amount. Do not complete this section if an Optional Asset Allocation Model Portfolio is selected.

PAGE 6
_ If DCA is desired, the DCA target fund allocations total 100%. Source Funds total 100%.

PAGE 7
_ One Optional Asset Allocation Model Portfolio is chosen. The selection is clearly marked in section 11. 100% of the initial investment amount will be allocated into the one model portfolio chosen. Sections 9 and 10 should not be completed if an asset allocation model is used.

PAGE 8
_ For any of the optional automatic programs, all of the information requested is submitted with this form.

PAGE 9
_ The owner has signed and dated section 14, including the City and State where this customer data form was signed. If this is different from the owners resident state, an explanation is provided at the top of page 1.
_ If this form is signed by a Power of Attorney, Legal Guardian, etc, a copy of the appropriate supporting documentation is provided confirming the signer's ability to act on behalf of the owner.

PAGE 10
_ The name, social security number, phone number, broker/dealer branch, and signature for each agent is provided.
_ If more than one agent is listed, the agent commission split is entered and totals 100%.

________________________________________________________________________________

CUSTOMER SERVICE CENTER MAILING INSTRUCTIONS:

Send all completed and signed documents to :
For Regular Mail: ING ANNUITIES For Overnight Delivery:ING ANNUITIES
                  Attn: New Business                   Attn: New Business
                  P.O. Box 9271                        909 Locust Street
                  Des Moines, IA 50306-9271            Des Moines, IA 50309-2899

To contact our Licensing Department please call: 800-235-5695
To contact our Client Services Department please call: 800-366-0066 To contact our Sales Desk please call:
INDEPENDENT DIVISION                       NYSE/REGIONAL DIVISION
800-344-6860                               800-243-3706

________________________________________________________________________________


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ING (Lion Logo)                           GOLDEN AMERICAN LIFE INSURANCE COMPANY
                     PO Box 9271 Des Moines, IA 50306-9271 Phone: (800) 366-0066
   Overnight Delivery: ING Annuities 909 Locust Street Des Moines, IA 50309-2899

ING GOLDENSELECT
DEFERRED VARIABLE ANNUITY CUSTOMER DATA FORM
________________________________________________________________________________

FOR AGENT USE ONLY: Client's Account Number:____________________________________
If this customer data form is being signed in a state other than the owner's resident state, please specify the state where the business was solicited and the purpose of the visit._______________________________________________________

________________________________________________________________________________
1(A) OWNER (Please provide supporting documentation for all non-natural owners) Name:_____________________________________________ Trust Date:__________________
SSN or Tax ID:___________________________ DOB:__________________ _ Male _ Female
Permanent Street Address:_______________________________________________________
City:______________________________________ State:_________________ Zip:________
Phone:_____________________________________ EMail Address:______________________

________________________________________________________________________________
1(B) JOINT OWNER (Standard Death Benefit only option; Earnings Multiplier not available)
Relationship to Owner:__________________________________________________________
Name:_____________________________________________ Trust Date:__________________
SSN or Tax ID:___________________________ DOB:__________________ _ Male _ Female
Permanent Street Address:_______________________________________________________
City:______________________________________ State:_________________ Zip:________
Phone:_____________________________________ EMail Address:______________________

________________________________________________________________________________
2(A) ANNUITANT (If other than owner)
Name:___________________________________________________________________________
SSN or Tax ID:___________________________ DOB:__________________ _ Male _ Female
Permanent Street Address:_______________________________________________________
City:______________________________________ State:_________________ Zip:________
Phone:_____________________________________ EMail Address:______________________
(A)
________________________________________________________________________________
2(B) CONTINGENT ANNUITANT (Optional)
Name:___________________________________________________________________________
SSN or Tax ID:___________________________ DOB:__________________ _ Male _ Female
Permanent Street Address:_______________________________________________________
City:______________________________________ State:_________________ Zip:________
Phone:_____________________________________ EMail Address:______________________
________________________________________________________________________________
GA-CDF-1109                      Page 1 of 10                             126030
                                                                      11/01/2003


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________________________________________________________________________________
3 BENEFICIARY(S) Must be Completed

RESTRICTED BENEFICIARY. If selected, complete a "Restricted Beneficiary" form and submit with this form.
________________________________________________________________________________
_ PRIMARY BENEFICIARY
Name:_____________________________________ Date of Birth____________ Percent____
SSN or Tax ID:____________________________ Relationship to Owner________________
Address:________________________________________________________________________
________________________________________________________________________________
_ PRIMARY _ CONTINGENT BENEFICIARY 2
Name:_____________________________________ Date of Birth____________ Percent____
SSN or Tax ID:____________________________ Relationship to Owner________________
Address:________________________________________________________________________
________________________________________________________________________________
_ PRIMARY _ CONTINGENT BENEFICIARY 3
Name:_____________________________________ Date of Birth____________ Percent____
SSN or Tax ID:____________________________ Relationship to Owner________________
Address:________________________________________________________________________
________________________________________________________________________________
_ PRIMARY _ CONTINGENT BENEFICIARY 4
Name:_____________________________________ Date of Birth____________ Percent____
SSN or Tax ID:____________________________ Relationship to Owner________________
Address:________________________________________________________________________

*For additional Beneficiary designations, attach a separate page, signed and dated by the owner(s).
*Beneficiaries will be split equally if no percentages are provided.
________________________________________________________________________________
SAMPLE BENEFICIARY DESIGNATIONS

Be sure to use given names such as "Mary M. Doe", not "Mrs. John Doe", and include the address and relationship of the beneficiary or beneficiaries to the owner. The following designations may be helpful to you:

                   |
                   |   Name                  Relationship to Owner       Percent
--------------------------------------------------------------------------------
One Primary        |
Beneficiary        |   Mary M. Doe           Sister                      100%
-------------------|------------------------------------------------------------
Two Primary        |
Beneficiaries      |   Jane J. Doe           Mother                      50%
                   |   John J. Doe           Father                      50%
-------------------|------------------------------------------------------------
One Primary        |
Beneficiary        |   Jane J. Doe           Wife                        100%
One Contingent     |   John J. Doe           Son                         100%
-------------------|------------------------------------------------------------
Estate             |   Estate of John Doe
-------------------|------------------------------------------------------------
Trust              |   ABC Trust             Trust Name,
                   |   dtd 1/1/85            dtd (Date of Trust
                   |                         Agreement)
-------------------|------------------------------------------------------------
Testamentary Trust |  Trust created by       Testamentary Trust
                   |  the (Trust established
                   |  Last Will and Testament
                   |  within the owners will)
                   |  of John Doe
--------------------------------------------------------------------------------

________________________________________________________________________________
GA-CDF-1109                           Page 2 of 10                        126030
                                                                      11/01/2003


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________________________________________________________________________________
4 INITIAL INVESTMENT
Initial Investment (Please make any checks payable to Golden American Life Insurance Company)
_ Initial Premium Paid $________________________________________________________
_ Estimated amount of Transfer/1035 Exchange $__________________________________

________________________________________________________________________________
5 PRODUCT SELECTION
Product (Must Select One)
_ Premium Plus
_ ES II
_ Landmark
_ Access(Not available in the state of OR)
--------------------------------------------------------------------------------
Death Benefit Option (Select One. If a death benefit is not chosen, the death benefit will be the Standard Death Benefit.)
_ Standard (This is the only benefit option available to Joint Owners)
_ Quarterly Ratchet
_ MAX 7(In the state of WA this benefit is named MAX 5.5)
--------------------------------------------------------------------------------
Optional Earnings Multiplier
_ (Not available for Joint Owners or in the state of WA)
--------------------------------------------------------------------------------
Optional Living Benefit (May Select One)
_ Minimum Guaranteed Accumulation Benefit 10YR (MGAB10) (Not available in the state of OR)
_ Minimum Guaranteed Income Benefit (MGIB) (Not available in the states of MN and OR)
_ Minimum Guaranteed Withdrawal Benefit(MGWB) (Not available in the state of OR) (not available with Premium Plus)
________________________________________________________________________________
6 TELEPHONE REALLOCATION AUTHORIZATION
I authorize Golden American Life Insurance Company (the Company) to act upon reallocation instructions, given by electronic means or voice command from the agent that signs in section 15 and/or the following individuals listed below upon furnishing their social security number or alternative identification number.

To authorize the agent, owner must initial: _____________________
Provide the name and social security number of other authorized individuals below:

Name_____________________________ Social Security Number________________________
Name_____________________________ Social Security Number________________________

Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability, or expense in connection with reallocation instructions received by electronic means or voice command from such person if the Company or other such person acted on such electronic means or voice command in good faith in reliance upon this authorization. The Company will continue to act upon this authorization until such time as the person indicated above is no longer affiliated with the broker/dealer under which my contract was purchased or until such time as I notify the Company in writing of a change in instructions.

Note: If the authorized person's social security number is not provided, the individual will not be authorized.

________________________________________________________________________________
GA-CDF-1109                           Page 3 of 10                        126030
                                                                      11/01/2003


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________________________________________________________________________________
7 PLAN TYPE

_ Non-Qualified           _ 1035 Exchange
________________________________________________________________________________
_ IRA                     _ IRA Transfer      _ IRA Rollover from Qualified Plan
_ SEP-IRA                 _ 403(b)            _ 457 Plan
_ Qualified Other_________

Indicate contribution amount and appropriate tax year___________________________ _ Roth IRA

If transfer, provide original conversion/establishment date and amount__________ _ Simple IRA

If transfer, provide original establishment date and amount_____________________

________________________________________________________________________________
8 IMPORTANT NOTICE REGARDING REPLACEMENT
Do you currently have any existing annuity or life insurance policies or coverage?

_ Yes (Please continue below) _ No

This purchase may involve discontinuing or changing an existing policy or contract. If so, a replacement is occurring. Financed purchases are also considered replacements.

A replacement occurs when a new policy or contract is purchased and in connection with the sale you discontinue making premium payments on the existing policy or contract or an existing policy or contract is surrendered, forfeited, assigned to the replacing insurer or otherwise terminated or used in a financed purchase.

A financed purchase occurs when the purchase of a new life insurance policy or an annuity contract involves the use of funds obtained by the withdrawal or surrender of or by borrowing some or all of the policy values including accumulated dividends of an existing policy to pay all or part of any premium or payment due on the new policy. A financed purchase is a replacement.

You should carefully consider whether a replacement is in your best interest. You will pay acquisition costs and there may be surrender costs deducted from your policy or contract. You may be able to make changes to your existing policy or contract to meet your insurance needs at less cost. A financed purchase will reduce the value of your existing policy and may reduce the amount paid upon the death of the insured.

We want you to understand the effects of replacements before you make your purchase decision and ask that you answer the following questions.

1. Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning to the insurer, or otherwise terminating your existing policy or contract?
_ Yes _ No

2. Are you considering using funds from your existing policies or contracts to pay premiums due on this new policy or contract?
_ Yes _ No

If you answered "Yes" to either of the above questions, please complete and return with this form a copy of any state replacement form(s), if applicable.

I do not want this notice read aloud to me, _____________ (Owner/Applicants must initial here ONLY if they do not want the above notice read aloud.)


________________________________________________________________________________
GA-CDF-1109                      Page 4 of 10                             126030
                                                                      11/01/2003


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________________________________________________________________________________
9 INITIAL ALLOCATIONS Enter initial allocations in whole percentages.

Do not complete this section if an Optional Asset Allocation Model Portfolio is chosen.
Please see section 11 for Optional Asset Allocation Model Portfolio selection.

                              VARIABLE ALLOCATIONS

____% A I M V.I. Dent Demographic Trends1  ____% ING MFS Total Return1
____% Colonial Small Cap Value             ____% ING PIMCO Core Bond1,2
____% Fidelity VIP Equity-Income1          ____% ING Salomon Bros Aggr Growth1
____% Fidelity VIP Growth1                 ____% ING Salomon Bros All Cap1
____% ING AIM Mid Cap Growth1              ____% ING Salomon Bros Investors1
____% ING Alliance Mid Cap Growth1         ____% ING T.Rowe Price Capital App1
____% ING American Funds Growth1           ____% ING T.Rowe Price Equity Income1
____% ING American Funds Growth-Income1    ____% ING UBS US Balanced1
____% ING American Funds International1    ____% ING VP Bond Portfolio1,2
____% ING Cap Guardian Large Cap Value1    ____% ING VP Growth Opportunities1
____% ING Cap Guardian Mangd Glbl1         ____% ING VP Index Plus LargeCap1
____% ING Cap Guardian Small Cap1          ____% ING VP Magnacap1
____% ING Developing World Portfolio1      ____% ING VP SmallCap Opp1
____% ING Eagle Asset Value Equity1        ____% ING VP Worldwide Growth1
____% ING FMR Diversified Mid Cap1         ____% ING VanKampen Equity Growth1
____% ING Goldman Sachs Internet Toll1     ____% ING VanKampen Glbl Franchise1
____% ING Hard Assets1                     ____% ING VanKampen Gr and Income1
____% ING International1                   ____% ING VanKampen Real Estate1
____% ING Janus Growth and Income1         ____% INVESCO VIF Fin Services
____% ING Janus Special Equity1            ____% INVESCO VIF Health Sciences
____% ING Jennison Equity Opportunities1   ____% INVESCO VIF Leisure
____% ING JPMorgan Int'l1                  ____% INVESCO VIF Utilities
____% ING JPMorgan Small Cap Equity1       ____% Jennison Portfolio1
____% ING Julius Baer Foreign1             ____% PIMCO High Yield Portfolio
____% ING Limited Maturity Bond1,2         ____% Pioneer Fund VCT Portfolio1
____% ING Liquid Assets1,2                 ____% Pioneer Mid-Cap Value VCT
____% ING Marsico Growth1                  ____% ProFund VP Bull
____% ING Mercury Focus Value1             ____% ProFund VP Europe 30
____% ING Mercury Fundamental Growth1      ____% ProFund VP Rising Rates Opp1,2
____% ING MFS Mid Cap Growth1              ____% ProFund VP Small-Cap
____% ING MFS Research1                    ____% SP Jennison Int'l Growth1

                              FIXED ALLOCATIONS
Enter the allocation percentage and the fixed interest period. Check availability prior to selection.

____% 6 Month DCA                          ____% __________ Year Fixed
____% __________ Year Fixed                ____% __________ Year Fixed
____% __________ Year Fixed                ____% __________ Year Fixed


                      100% Initial Allocation Total
               Do the variable and fixed allocations total 100%?

1 The available share class is subject to distribution and/or service (12b-1) fees.
2 Transfers to and from and amounts invested in these portfolios may affect death benefit and living benefit guarantees.
________________________________________________________________________________
GA-CDF-1109                        Page 5 of 10                           126030
                                                                      11/01/2003


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________________________________________________________________________________
10 DOLLAR COST AVERAGING (DCA) OPTIONAL

1) DCA SOURCE FUNDS (From) - A minimum of $1,200 must be allocated into one of the following source funds. Enter the DCA source fund allocation in whole percentages below.

____% ING Limited Maturity Bond1,2         ____% ING Liquid Assets1,2
____% 1 YR DCA                             ____% 6-Month DCA
________________________________________________________________________________

2) DCA ALLOCATIONS (To) - Specify in whole percentages the Account Divisions for the DCA transfers.

|____% A I M V.I. Dent Demographic Trends1 | ____% ING MFS Total Return1
|____% Colonial Small Cap Value            | ____% ING PIMCO Core Bond1,2
|____% Fidelity VIP Equity-Income1         | ____% ING Salomon Bros Aggr Growth1
|____% Fidelity VIP Growth1                | ____% ING Salomon Bros All Cap1
|____% ING AIM Mid Cap Growth1             | ____% ING Salomon Bros Investors1
|____% ING Alliance Mid Cap Growth1        | ____% ING T.Rowe Price Capital App1
|____% ING American Funds Growth1          | ____% ING T.Rowe Price Equity Inc1
|____% ING American Funds Growth-Income1   | ____% ING UBS US Balanced1
|____% ING American Funds International1   | ____% ING VP Bond Portfolio1,2
|____% ING Cap Guardian Large Cap Value1   | ____% ING VP Growth Opportunities1
|____% ING Cap Guardian Mangd Glbl1        | ____% ING VP Index Plus LargeCap1
|____% ING Cap Guardian Small Cap1         | ____% ING VP Magnacap1
|____% ING Developing World Portfolio1     | ____% ING VP SmallCap Opp1
|____% ING Eagle Asset Value Equity1       | ____% ING VP Worldwide Growth1
|____% ING FMR Diversified Mid Cap1        | ____% ING VanKampen Equity Growth1
|____% ING Goldman Sachs Internet Toll1    | ____% ING VanKampen Glbl Franchise1
|____% ING Hard Assets1                    | ____% ING VanKampen Gr and Income1
|____% ING International1                  | ____% ING VanKampen Real Estate1
|____% ING Janus Growth and Income1        | ____% INVESCO VIF Fin Services
|____% ING Janus Special Equity1           | ____% INVESCO VIF Health Sciences
|____% ING Jennison Equity Opportunities1  | ____% INVESCO VIF Leisure
|____% ING JPMorgan Int'l1                 | ____% INVESCO VIF Utilities
|____% ING JPMorgan Small Cap Equity1      | ____% Jennison Portfolio1
|____% ING Julius Baer Foreign1            | ____% PIMCO High Yield Portfolio
|____% ING Limited Maturity Bond1,2        | ____% Pioneer Fund VCT Portfolio1
|____% ING Liquid Assets1,2                | ____% Pioneer Mid-Cap Value VCT
|____% ING Marsico Growth1                 | ____% ProFund VP Bull
|____% ING Mercury Focus Value1            | ____% ProFund VP Europe 30
|____% ING Mercury Fundamental Growth1     | ____% ProFund VP Rising Rates Op1,2
|____% ING MFS Mid Cap Growth1             | ____% ProFund VP Small-Cap
|____% ING MFS Research1                   | ____% SP Jennison Int'l Growth1
________________________________________________________________________________

                              100% DCA Allocation Total
                         Do the DCA allocations total 100%?

________________________________________________________________________________
1 The available share class is subject to distribution and/or service (12b-1)
 fees.
2 Transfers to and from and amounts invested in these portfolios may affect death benefit and living benefit guarantees.
________________________________________________________________________________
GA-CDF-1109                         Page 6 of 10                          126030
                                                                      11/01/2003


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________________________________________________________________________________
11 OPTIONAL ASSET ALLOCATION MODEL PORTFOLIOS (Select One)

Asset Allocation Model Portfolios are designed to help individuals choose investment options when purchasing a variable insurance product. The goal of the process is to maximize total investment return at a given level of risk by diversifying a contract owner's portfolio among different asset classes, namely stocks, bonds and money market instruments.

For allocations other than the models shown below, please complete section 9 of this form.

Select one asset allocation model portfolio below. 100% of your initial investment will be invested as described for the model you choose.

PLEASE ALLOCATE 100% OF MY INITIAL INVESTMENT AMOUNT INTO THE FOLLOWING MODEL
PORTFOLIO: (Select one below)
________________________________________________________________________________
_ PORTFOLIO 1 _ CONSERVATIVE
Small/Mid Cap           5% Pioneer Mid-Cap Value VCT Portfolio1
Large Cap Growth        5% Fidelity VIP Growth Portfolio1
Large Cap Value         10% ING T. Rowe Price Equity Income Portfolio1
Bonds                   45% ING PIMCO Core Bond Portfolio1,2
Stability of Principal  35% ING Liquid Assets Portfolio1,2
________________________________________________________________________________
_ PORTFOLIO 2 _ MODERATELY CONSERVATIVE
Global/International    5% SP Jennison International Growth Portfolio1
Small/Mid Cap           10% Pioneer Mid-Cap Value VCT Portfolio1
Large Cap Growth        10% Fidelity VIP Growth Portfolio1
Large Cap Value         15% ING T. Rowe Price Equity Income Portfolio1
Bonds                   45% ING PIMCO Core Bond Portfolio1,2
Stability of Principal  15% ING Liquid Assets Portfolio1,2
________________________________________________________________________________
_ PORTFOLIO 3 _ MODERATE
Global/International    10% SP Jennison International Growth Portfolio1
Small/Mid Cap           15% Pioneer Mid-Cap Value VCT Portfolio1
Large Cap Growth        20% Fidelity VIP Growth Portfolio1
Large Cap Value         20% ING T. Rowe Price Equity Income Portfolio1
Bonds                   35% ING PIMCO Core Bond Portfolio1,2
________________________________________________________________________________
_ PORTFOLIO 4 _ MODERATELY AGGRESSIVE
Global/International    15% SP Jennison International Growth Portfolio1
Small/Mid Cap           20% Pioneer Mid-Cap Value VCT Portfolio1
                        5% ING JPMorgan SmallCap Equity Portfolio1
Large Cap Growth        25% Fidelity VIP Growth Portfolio1
Large Cap Value         20% ING T. Rowe Price Equity Income Portfolio1
Bonds                   15% ING PIMCO Core Bond Portfolio1,2
________________________________________________________________________________
_ PORTFOLIO 5 _ AGGRESSIVE
Global/International    20% SP Jennison International Growth Portfolio1
Small/Mid Cap           20% Pioneer Mid-Cap Value VCT Portfolio1
                        10% ING JPMorgan Small Cap Equity Portfolio1
Large Cap Growth        30% Fidelity VIP Growth Portfolio1
Large Cap Value         20% ING T. Rowe Price Equity Income Portfolio1
________________________________________________________________________________

If you wish to participate in account rebalancing, please complete section 12.
________________________________________________________________________________
1 The available share class is subject to distribution and/or service (12b-1) fees.
2 Transfers to and from and amounts invested in these portfolios may affect death benefit and living benefit guarantees.
________________________________________________________________________________
GA-CDF-1109                      Page 7 of 10                             126030
                                                                      11/01/2003


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________________________________________________________________________________
12 OPTIONAL AUTOMATIC PROGRAMS
________________________________________________________________________________
OPTIONAL SYSTEMATIC PARTIAL WITHDRAWALS (Select one below)
To have your withdrawals deposited into your bank account, please complete the bank account information below.

_ Maximum Amount available free of deferred sales charge.
_ Specified Systematic Payment $__________ ($100.00 Minimum)
_ Specified Percentage _____________%
Frequency: _ Monthly _ Quarterly _ Annually

Day of Month                    Beginning the month of                 Year
--------------------------------------------------------------------------------

Withdrawals must wait 30 days after the investment date to begin.

_ Check here if you want the Company to process the first withdrawal on the earliest date after the initial payment has been received. All subsequent payments will be processed on the date provided above.

_ Check here if you do not wish to reduce the dollar amount of this withdrawal in the event of a surrender charge. (Please note that your initial dollar amount cannot be higher than the maximum allowed. Going over the maximum allowed may incur a surrender charge and may have an adverse effect on the death benefit amounts).

________________________________________________________________________________
OPTIONAL ACCOUNT REBALANCING PROGRAM (May not use with DCA)
Automatic Allocation Rebalancing will occur on the last business day of the next scheduled rebalancing date. Please consult your prospectus for details regarding this feature as well as restrictions, minimum or maximum limitations, fees and other applicable information. Automatic Allocation Rebalancing does not apply to the Fixed Allocation(s) and cannot be elected if you participate in Dollar Cost Averaging. The percentages will be proportionally recalculated for subsequent reallocations if you have chosen a Fixed Allocation Election. Any subsequent reallocation, add-on or partial withdrawal you direct, other than on a pro rata basis, will terminate this program.

Please rebalance my portfolio to the allocations on this form:
_ Quarterly _ Semi-Annually _ Annually

________________________________________________________________________________
OPTIONAL PRE-AUTHORIZED PAYMENT PLAN (Complete bank account information below)
I understand that all payments made will be allocated pro rata according to the initial allocations entered on this form. I understand and agree to indemnify the Company for any costs incurred should there be insufficient funds in the below listed account. I further understand that the Company may sell sufficient investments in the divisions underlying my contract to recover the full amount of the debit entry.

Deduction Frequency: _ Monthly _ Quarterly _ Annually
Amount:$_____________________________ Start Date_____________________________

________________________________________________________________________________
BANK ACCOUNT INFORMATION Please verify this information with your bank bank prior to submission.

I hereby authorize the Company to initiate a debit/credit entry(ies) to the account indicated below and in the amount and frequency listed above.This authorization shall remain in force until I give the Company written notice of termination of this authorization. A voided check or savings account deposit slip is required.

Bank Account Owner Name_________________________________________________________
Bank Account Joint Owner Name (if applicable)___________________________________ Bank Name__________________________ Bank Telephone Number_______________________
Bank Address____________________________________________________________________
City_______________________________ State______________________ Zip_____________
ABA/Routing Number_________________ Account Number______________________________
_Checking Account_ Savings Account

---------------------------------------
|ATTACH VOIDED CHECK/ DEPOSIT SLIP HERE|
---------------------------------------
________________________________________________________________________________
GA-CDF-1109                        Page 8 of 10                           126030
                                                                      11/01/2003


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________________________________________________________________________________
13 STATE REQUIRED NOTICES

Below are notices that apply only in certain states. Please read the following carefully to see if any apply in your state.

Colorado, Kentucky, Louisiana, New Mexico, Ohio, Oklahoma, Pennsylvania: "Any person who knowingly and with intent to defraud any insurance company or any other person, files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties."

California: For your protection, California law requires the following notice:
"Any person who knowingly presents a false or fraudulent claim for the payment of a loss is guilty of a crime and may be subject to fines and confinement in a state prison."

California Reg. 789.8: The sale or liquidation of any asset in order to buy insurance, either life insurance or an annuity contract, may have tax consequences. Terminating any life insurance policy or annuity contract may have early withdrawal penalties or other costs or penalties, as well as tax consequences. You may wish to consult independent legal or financial advice before the sale or liquidation of any asset and before the purchase of any life insurance or annuity contract.

Arkansas, Florida: "Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison."

Maine, Tennessee and Washington DC: "It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or denial of insurance benefits."

New Jersey: "Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties."

Virginia: "A person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated the state law."

________________________________________________________________________________
14 SIGNATURES AND ACKNOWLEDGEMENTS (Please read carefully and sign below)

By signing below, I acknowledge receipt of the Prospectus. I agree that, to the best of my knowledge and belief, all statements and answers in this form are complete and true and may be relied upon in determining whether to issue the applied for variable annuity. Only the owner and Golden American Life Insurance Company have the authority to modify this form.

Variable Annuities and the underlying series shares or securities which fund them are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are also subject to market fluctuation, investment risk and possible loss of principal invested.

I understand that when based on the investment experience of the Separate Account Division, the variable annuity cash surrender values may increase or decrease on any day and that no minimum value is guaranteed. The variable annuity applied for is in accord with my anticipated financial objectives.

I understand that the value allocated to any Account subject to a Market Value Adjustment may increase or decrease if surrendered or withdrawn prior to a specified date(s) as stated in the contract.

My signature certifies, under penalty of perjury, that the taxpayer identification number provided is correct. Unless and until you are otherwise notified, I am not subject to backup withholding because: I am exempt; or I have not been notified that I am subject to backup withholdings resulting from failure to report all interest dividends; or I have been notified that I am no longer subject to backup withholding. (Strike out the preceding sentence if subject to backup withholding.) The IRS does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.

Owner Signature_________________________________________________________________
Signed at (City, State)__________________________________ Date__________________
Joint Owner Signature (if applicable)___________________________________________
Signed at (City, State)__________________________________ Date__________________
Annuitant Signature (If other than owner)_______________________________________
Signed at (City, State)__________________________________ Date__________________

________________________________________________________________________________
GA-CDF-1109                        Page 9 of 10                           126030
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


________________________________________________________________________________
15 AGENT INFORMATION
Do you have reason to believe that the contract applied for will replace any existing annuity or life insurance coverage?
_ Yes _ No (If "Yes", return with this form a completed copy of any state replacement form(s), if applicable.)

Premium Plus Only: _ Producer Contract _ ING Employee Contract

Compensation Alternative (select one-please verify with your Broker/Dealer that the option you select is available):
_ A _ B _ C _ D _ E

_ Check here if there are multiple agents on this contract.

Split: for Agent #1____________%, Agent #2____________%, Agent #3____________%

Please Note: Compensation will be split equally if no percentage is indicated. Agent #1 will receive all correspondence regarding the policy.

AGENT #1
Print Name__________________________________ Signature__________________________
SSN_________________________________________ Agent Phone________________________
FL License #/Broker Code____________________ Broker/Dealer Branch_______________

AGENT #2
Print Name Signature
Print Name__________________________________ Signature__________________________
SSN_________________________________________ Agent Phone________________________
FL License #/Broker Code____________________ Broker/Dealer Branch_______________

AGENT #3
Print Name__________________________________ Signature__________________________
SSN_________________________________________ Agent Phone________________________
FL License #/Broker Code____________________ Broker/Dealer Branch_______________

________________________________________________________________________________
16 SPECIAL REMARKS 16




















________________________________________________________________________________
GA-CDF-1109                          Page 10 of 10                        126030
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